Lincoln Variable Insurance Products Trust Supplement Dated October 30, 2015 to the Statements of Additional Information

This Supplement updates certain information in the Statements of Additional Information (“SAI”) for the Funds of the Lincoln Variable Insurance Products Trust. You may obtain copies of the Funds’ SAIs free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Prospectuses and other important records.

Revisions to the SAIs for the Funds:

The following information is added to the Funds’ SAI under “Trustees and Officers”:

The Trust has a mandatory retirement policy for its Board of Trustees. Such policy required that a Trustee retire from the Board at the end of the calendar year (December 31) in which the trustee turns 72 years old; on September 15, 2015, the Board raised the age to 75 years old. Those current trustees who were previously scheduled to retire as of December 31, 2015 may continue to serve until December 31, 2018.